SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WALTHAUSEN FUNDS (Name of Registrant as Specified in Its Charter)

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WALTHAUSEN FUNDS Walthausen Small Cap Value Fund Walthausen Select Value Fund (the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held July 30, 2014

The Board of Trustees of Walthausen Funds, an open-end investment management company organized as an Ohio business trust (the "Trust"), has called a special meeting of the shareholders (the "Meeting") of Walthausen Small Cap Value Fund and Walthausen Select Value Fund (each a “Fund” and together the “Funds”), to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 30, 2014, at 1:00 p.m., Eastern Time, for the following purposes:

Proposal		Funds Voting	Recommendation of
the Board of Trustees
1.	To elect Hany A. Shawky and John P.	Both Funds	FOR
Mastriani to the Board of Trustees of
the Trust.

2.	To transact such other business as may	Both Funds	FOR
properly come before the meeting or
any adjournments or postponements
thereof.

Only shareholders of record at the close of business on May 30, 2014, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 13, 2014.

By Order of the Board of Trustees

/s/ John B. Walthausen
John B. Walthausen, President

YOUR VOTE IS IMPORTANT

     To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-888-925-8428.

WALTHAUSEN FUNDS Walthausen Small Cap Value Fund Walthausen Select Value Fund (the “Funds”) ____________ PROXY STATEMENT ____________ SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 30, 2014
____________

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Walthausen Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 30, 2014, at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of Walthausen Small Cap Value Fund and Walthausen Select Value Fund (the "Funds"), series currently authorized by the Trustees.

Items for Consideration

The Board called the Meeting for the following purposes:

Proposal		Funds Voting	Recommendation of
the Board of Trustees
1.	To elect Hany A. Shawky and John P. Mastriani	Both Funds	FOR
to the Board of Trustees of the Trust.

2.	To transact such other business as may properly
	come before the meeting or any adjournments	Both Funds	FOR
or postponements thereof.

     The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 13, 2014.

     The Meeting has been called by the Board of Trustees of the Trust for the election of two Trustees to the Board of Trustees. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on May 30, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Funds are managed by Walthausen & Co., LLC (the "Advisor"), 2691 Route 9, Malta, NY 12020.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.walthausenfunds.com. The Trust's Proxy Statement and annual and semi-annual reports are available by calling 1-888-925-8428.

PROPOSAL 1 ELECTION OF TRUSTEES

     In this proposal, shareholders of the Funds are being asked to elect Hany A. Shawky and John P. Mastriani (each a "Nominee," together the "Nominees") to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

     Mr. Mastriani was nominated for election to the Board by the members of the Board of Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (referred to hereafter as the "Independent Trustees"). An Independent Trustee recommended Mr. Mastriani's nomination to the Board of Trustees.

     Mr. Shawky is an incumbent Trustee, having been appointed to that position by the Board on June 9, 2009. Each incumbent Trustee other than Mr. Shawky has been elected by shareholders. The Investment Company Act of 1940, as amended, (the "1940 Act") requires at least two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. As a result, to serve as Trustee, Mr. Mastriani must be elected by shareholders to satisfy that requirement. To facilitate future compliance with that requirement, the Board of Trustees now also proposes to have shareholders elect Mr. Shawky to his current position.

     At a meeting held on May 22, 2014, the Independent Trustees nominated Mr. Shawky and Mr. Mastriani for election to the Board of Trustees. The Board approved the nominations. If elected, Mr. Shawky and Mr. Mastriani will be considered Independent Trustees. Even if shareholders do not elect Mr. Shawky, he will continue to serve in his current capacity pursuant to his appointment to the Board. If elected, Mr. Mastriani will assume office on or about July 31, 2014. One of the Independent Trustees, Clara K. Wentland, has expressed her intention to resign after the Meeting.

Information about the Nominees

     Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experiences of the Nominees makes each highly qualified.

     The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Funds. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Incumbent Independent Trustee Nominee

     Mr. Shawky was appointed to the Board of Trustees on June 9, 2009. Mr. Shawky was the founding Director of the Center for Institutional Investment Management at the School of Business, University at Albany, NY in 2002 and continued in that role until 2007. He began his academic career at University at Albany in 1978, and is currently a full Professor of Finance and Economics. He brings to the Board a strong knowledge of the financial services business, including the investment management and mutual fund industries. Mr. Shawky serves as a member of the Trust’s Audit Committee.

New Trustee Nominee

     The Board believes that Mr. Mastriani is qualified to serve as a Trustee of the Trust because of his extensive management experience in the financial services business working in a variety of roles within several specialty firms. Mr. Mastriani has served as (i) Executive Vice President of The Ayco Company, L.P. (“Ayco”) a Goldman Sachs Company that provides financial consulting and education services (May 2012 – March 2014), (ii) Senior Vice President of Ayco (December 2003 – May 2012), (iii) Vice President of Ayco (May 1999 – December 2003), (iv) Executive Vice President of CL King and Associates (October 1994 – May 1999) (v) President of the Trust and Investment Management Group of KeyCorp and its affiliates (July 1974 – October 1994). The Board also noted Mr. Mastriani's substantial leadership skills.

Additional information about Mr. Shawky and Mr. Mastriani is set forth in the following table:

Other
Trusteeships
				Number of	Held by the
		Term of		Funds in the	Nominee for
Name, Address[1]	Position(s)	Office and		Trust to be	Trustee During
and Year of	Held with	Length of	Principal Occupation(s)	Overseen by	the Past 5
Birth	the Trust	Time Served	During the Past 5 Years	Nominee	Years

Hany A. Shawky	Trustee	Indefinite	Founding Director, Center for	2	None
Year of Birth:		Term,	Institutional Investment
1947		Since 2009	Management, School of
Business, University at
Albany, NY, July 2002-
October 2007. Professor of
Finance at the University at
Albany, NY, October 2007 to
present.

John P. Mastriani	Trustee	N/A	Executive Vice President of	2	None
Year of Birth:			The Ayco Company, L.P.
1952			(“Ayco”) a Goldman Sachs
Company that provides
financial consulting and
education services, May 2012-
March 2014. Senior Vice
President of Ayco, December 2003-May 2012.

1 The mailing address of each Nominee is c/o Walthausen Funds, 2691 Route 9, Malta, NY 12020.

Incumbent Interested Trustee and Officers

     The following table provides information regarding the interested Trustee and the officers of the Trust:

Other
Trusteeships
				Number of	Held by the
		Term of		Funds in the	Nominee for
Name, Address[2]	Position(s)	Office and		Trust	Trustee During
and Year of	Held with	Length of	Principal Occupation(s)	Overseen By	the Past 5
Birth	the Trust	Time Served	During the Past 5 Years	Trustee	Years

John B.	President	Indefinite	Managing Director,	2	None
Walthausen	and Trustee	Term,	Walthausen & Co. September
Year of Birth:		Since 2007	2007 to present. Portfolio
1945			Manager, Paradigm Capital
Management, 1994 to 2007.

Mark L. Hodge	Secretary	Indefinite	Chief Compliance Officer,	N/A	N/A
Year of Birth:	and Chief	Term,	Walthausen & Co., 2007 to
1958	Compliance	Since 2008	Present. V.P. Institutional
	Office		Equity Sales, C. L. King &
Associates, 2001 to 2007.

Stanley M.	Treasurer	Indefinite	Equity Analyst (2007 to	N/A	N/A
Westhoff Jr.		Term, Since	Present) and Managing
Year of Birth:		2011	Director (2013 to Present),
1969			Walthausen & Co., LLC.
Equity Analyst, Paradigm
Capital Management, 2006 to
2007.

2 The mailing address of each officer and the Trustee is c/o Walthausen Funds, 2691 Route 9, Malta, NY 12020.

Incumbent Independent Trustees

     The following table provides information regarding the incumbent Independent Trustees who are not Nominees:

				Number of	Other
		Term of		Funds in the	Trusteeships
Name, Address[3]	Position(s)	Office and		Trust	Held by Trustee
and Year of	Held with	Length of	Principal Occupation(s)	Overseen By	During the Past
Birth	the Trust	Time Served	During the Past 5 Years	Trustee	5 Years

Edward A.	Trustee	Indefinite	Executive Director, Frederic	2	None
LaVarnway		Term,	Remington Art Museum,
Year of Birth:		Since 2008	August 2005 to May 2013. Sr.
1951			VP Research & Trading, CL
King & Associates, September
2000 to June 2005.

Clara K. Wentland	Trustee	Indefinite	Member of Mental Health	2	None
Year of Birth:		Term,	Services Council of New York
1949		Since 2008	State March 2004 to March
2008.

3 The mailing address of the listed Trustee is c/o Walthausen Funds, 2691 Route 9, Malta, NY 12020.

     The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of April 30, 2014:

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen or to be
Name of Trustee or	Dollar Range of Equity	Overseen by Incumbent Trustee or Nominee in Family of
Nominee	Securities in the Trust[4]	Investment Companies
John B. Walthausen	Over $100,000	Over $100,000
Edward A. LaVarnway	Over $100,000	Over $100,000
Hany A. Shawky	$0	$0
Clara K. Wentland	Over $100,000	Over $100,000
John P. Mastriani	$0	$0

4 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

     Officers and Trustees of the Funds who are deemed "interested persons" of the Trust receive no compensation from the Funds. Trustee fees are paid by the Advisor. The following table sets forth information regarding compensation of Trustees by the Advisor for the fiscal year ended January 31, 2014:

				Total
	Aggregate	Pension or		Compensation Paid
	Compensation	Retirement	Estimated	to Trustees by the
	from the Advisor	Benefits Accrued	Annual	Advisor for Service
	for Service to the	as Part of Fund	Benefits Upon	to Trust and Trust
Name and Position	Trust	Expenses	Retirement	Complex
John B. Walthausen, Trustee	$0	$0	$0	$0
Edward A. LaVarnway, Trustee	$2,000	$0	$0	$2,000
Hany A. Shawky, Trustee	$2,000	$0	$0	$2,000
Clara K. Wentland, Trustee	$2,000	$0	$0	$2,000

Leadership Structure and Board of Trustees

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The Board has engaged the Advisor to manage and/or administer the Trust and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds. The Board is currently composed of four Trustees, including three Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met four times during the last fiscal year.

Board Oversight of Risk

     Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its officers. While day-to-

day risk management responsibilities rest with the Funds’ Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

     (i) receiving and reviewing quarterly reports related to the performance and operations of the Funds;

     (ii) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures;

     (iii) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks;

     (iv) meeting with representatives of key service providers, including the Funds’ investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to discuss the activities of the Funds;

     (v) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers;

     (vi) receiving and reviewing reports from the Trust's independent registered public accounting firm regarding each Fund’s financial condition and the Trust's internal controls; and

     (vii) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust's compliance policies and procedures and the effectiveness of their implementation.

     The Board has concluded that its general oversight of the Funds’ investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

     The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. Edward A. LaVarnway, Hany A. Shawky and Clara K. Wentland are members of the Audit Committee. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence. The Audit Committee met three times during the last fiscal year.

     The Chairman of the Board of Trustees is John B. Walthausen, who is an "interested person" of the Trust, within the meaning of the 1940 Act, on the basis of his affiliation with the Advisor and his position as president of the Trust. The Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, Chief Compliance

Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote "FOR" the election of the Nominees to the Board of Trustees.

OTHER INFORMATION OPERATION OF THE FUNDS

     The Funds are series of Walthausen Funds, an open-end investment management company organized as an Ohio business trust on October 10, 2007. The Funds’ principal executive offices are located at 2691 Route 9, Malta, NY 12020. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Walthausen & Co., LLC, located at 2691 Route 9, Malta, NY 12020, as the Funds’ investment adviser. Huntington National Bank, N.A., 41 South High Street, Columbus, OH 43216, is custodian of the Funds’ investments. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Funds’ administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Funds’ transfer agent and provides certain fund accounting services. The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending January 31, 2015.

THE PROXY

     The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

     As of the Record Date, each of the Walthausen Funds had the following number of shares outstanding:

Fund	Outstanding Shares
Walthausen Small Cap Value Fund	35,247,386.94
Walthausen Select Value Fund	2,671,692.56

     Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of the Funds is necessary to constitute a quorum at the Meeting.

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

     Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE considers Proposal 1 to be a routine matter that will not affect substantially a shareholder's rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares.

     Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

     If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

     The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, and in accordance with their best judgment may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Trust's management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of a Fund:

			Percentage of
			Outstanding Shares
Fund	Shareholder Name and Address	Shares	of the Fund
Walthausen Small Cap	National Financial Services	13,938,352.06	39.54%
Value Fund	FBO Customers
	200 Liberty Street
	New York, NY 10281-1033
Walthausen Small Cap	Charles Schwab & Co., Inc.	13,429,667.09	38.10%
Value Fund	FBO Customers
	101 Montgomery St.
	San Francisco, CA 94104-4122
Walthausen Small Cap	TD Ameritrade Inc	2,304,830.81	6.54%
Value Fund	FBO Customers
	PO Box 2226
	Omaha, Nebraska 68103-2226
Walthausen Small Cap	UMB BANK	1,831,762.84	5.19%
Value Fund	FBO Customers
	928 Grand Avenue, 4th Floor
	Kansas City, MO 64106
Walthausen Select Value	Charles Schwab & Co., Inc.	1,294,307.48	61.63%
Fund -	FBO Customers
Institutional Class	101 Montgomery St.
	San Francisco, CA 94104-4122
Walthausen Select Value	National Financial Services	425,626.51	20.27%
Fund -	FBO Customers
Institutional Class	200 Liberty Street
	New York, NY 10281-1033
Walthausen Select Value	TD Ameritrade Inc	272,498.45	12.98%
Fund -	FBO Customers
Institutional Class	PO Box 2226
	Omaha, Nebraska 68103-2226
Walthausen Select Value	National Financial Services	336,102.64	58.80%
Fund -	FBO Customers
Retail Class	200 Liberty Street
	New York, NY 10281-1033
Walthausen Select Value	Charles Schwab & Co., Inc.	136,642.06	23.91%
Fund -	FBO Customers
Retail Class	101 Montgomery St.
	San Francisco, CA 94104-4122
Walthausen Select Value	TD Ameritrade Inc	55,851.58	9.77%
Fund -	FBO Customers
Retail Class	PO Box 2226
	Omaha, Nebraska 68103-2226

     Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Funds, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders of the Fund for approval.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the ownership of the Trustees, nominees and officers of the Trust of each Fund’s shares as of the Record Date.

Walthausen Small Cap Value Fund

    As a group, the Trustees, nominees and officers owned less than 1% of the Walthausen Small Cap Value Fund as of the Record Date.

Walthausen Select Value Fund

Trustees, Nominees and Officers	Title of Class	Number of Shares	Percent of Class
		Beneficially Owned	Owned
John B. Walthausen	Institutional	51,595.37	2.46%
	Retail	265.90	0.05%
Edward A. LaVarnway	Institutional	1,030.04	0.05%
	Retail	438.73	0.08%
Clara K. Wentland	Institutional	5,321.12	0.25%
	Retail	0.00	0.00%
Hany A. Shawky	Institutional	0.00	0.00%
	Retail	0.00	0.00%
John P. Mastriani	Institutional	0.00	0.00%
	Retail	0.00	0.00%
Mark L. Hodge	Institutional	0.00	0.00%
	Retail	0.00	0.00%
Stanley M. Westhoff Jr.	Institutional	0.00	0.00%
	Retail	628.93	0.11%
All Trustees, Nominees and Officers as a	Institutional	57,946.53	2.76%
Group	Retail	1,333.56	0.23%

SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary, 2691 Route 9, Malta, NY 12020. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

COST OF SOLICITATION

     The Board of Trustees of the Trust is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $20,000 and $25,000, will be borne by the Advisor. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission ("fax") or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record or exercise their proxy voting authority and vote on behalf of the shareholder. Broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition officers and employees of the Advisor and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

COMMUNICATIONS WITH THE BOARD

     A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Walthausen Funds, 2691 Route 9, Malta, NY 12020.

DELIVERY OF VOTING INSTRUCTIONS

     If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-888-925-8428 or write to Walthausen Funds at its principal executive offices, located at 2691 Route 9, Malta, NY 12020.

     A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.walthausenfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ John B. Walthausen
John B. Walthausen, President

Dated June 6, 2014

Please COMPLETE, date and sign the enclosed VOTING INSTRUCTION CARD and return it promptly in the enclosed reply envelope. YOU MAY ALSO VOTE by telephone or on the internet by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-888-925-8428.

WALTHAUSEN FUNDS SPECIAL MEETING OF SHAREHOLDERS

July 30, 2014

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gregory Getts and Umberto Anastasi proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Walthausen Funds (the "Trust") to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 30, 2014, at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest ("Shares") on the proposals set forth on the reverse regarding: (i) the election of two Trustees to the Board of Trustees of Walthausen Funds and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the
Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this
Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature _______________________________ Date __________________

Joint Shareholder Signature ___________________________ Date __________________

     Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at www.walthausenfunds.com.

Please fill in box(es) as shown using black or blue ink. [X]

To elect the following two individuals as Trustees:

	FOR both	WITHHOLD
	nominees (except as marked to	AUTHORITY to
	the contrary at left)	vote for both nominees

Nominees (1) Hany A. Shawky	[ ]	[ ]
(2) John P. Mastriani

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to: Walthausen Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147